POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 4, 2014 TO THE
SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares Global Clean Energy Portfolio

Effective April 5, 2014, Joshua Betts no longer is a Portfolio Manager of the PowerShares Global Clean Energy Portfolio. Accordingly, on that date, all information and references related to him are hereby removed from the Summary Prospectus.

Please Retain This Supplement For Future Reference.

P-PBD-SUMPRO-1 SUP-1 040414